Warrants (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2017
Warrants (Details) [Line Items]
Gross funds raised		$ 5,300
Warrants issued		2,400,000
Description of warrants exercisable	The warrants shall be exercisable six months following the issuance date and will expire five and one-half years from the issuance date.
Expected volatility, description	the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions and risk of nonperformance.
American Depository Shares [Member]
Warrants (Details) [Line Items]
ADS's issued		2,400,000